UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Item 1: Report to Shareholders

Institutional Floating Rate Fund	November 30, 2010

Highlights

• The environment for bank debt continued to improve during the six-month period ended November 30, 2010, and floating rate loans provided steady gains.

• The Institutional Floating Rate Fund generated strong absolute and relative returns, outperforming the S&P/LSTA Performing Loan Index due to a combination of solid credit selection and sector allocation decisions.

• The loan market marched higher during the reporting period as investors clamored for fixed income investments that generated high coupons and protection against the potential of a rising interest rate environment.

• We believe that increasing investor demand will continue to drive leveraged loan issuance, as the companies in our investment universe are improving their underlying fundamental strength, and default rates will continue to trend lower.

The views and opinions in this report were current as of November 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Floating Rate Fund

Dear Investor

The environment for floating rate loans continued to improve throughout the six-month period ended November 30, 2010. For much of the reporting period, evidence of a U.S. economic recovery, the low interest rate environment, and declining default expectations prompted investors to seek out higher-yielding investments. Our asset class enjoyed a nearly uninterrupted period of gains in this environment.

Portfolio Performance

The portfolio gained 6.11% in the six months ended November 30, 2010. Your fund outperformed the S&P/LSTA Performing Loan Index by a decent margin due to both credit selection and sector allocation decisions. In a shift from the prior reporting period, we added exposure to higher-rated securities during the period. Your fund’s primary focus remains on the higher-quality tiers of our investment universe and companies that have sufficient asset protection to ensure a full recovery of principal in the event of a default. Returns for F Class shares varied slightly since their inception on August 27, 2010, due to their different expense structure.

Your portfolio is more conservatively structured than the S&P/LSTA index as much of the index is made up of leveraged buyout loans originated in 2006 and 2007, when many loans were often highly leveraged and had few covenants. Most of our buying during the reporting period has been through the primary calendar, where we have been able to systematically upgrade the portfolio’s overall credit quality.

Similarly, we remain focused on asset-rich companies that are generally in less-cyclical sectors, such as wireless communications and health care. It is important for us to be able to assess the value of a company’s assets with a high degree of certainty in order to understand our downside protection.

Market Environment

Over the past six months, the loan market benefited from steady cash inflows, positive sentiment, and significant price appreciation as the economy improved and default expectations declined. Investors gravitated to the asset class to capture higher yields than were available in other short-duration instruments.

With company fundamentals improving and default rates trending sharply lower, from a peak of 11% in 2009 to the 2% to 3% range we expect at the end of this year, the investment environment for the loan market appears to be quite healthy. Loans were one of the few fixed income asset classes to generate positive returns in November, and, unlike some of the recent high yield issuance, we continue to see strong structures in the new issue market.

Investment Themes

We continue to actively pursue several trends in our market. The first, which we refer to as “amend to extend,” occurs when a company has a large tranche of debt maturing. The company seeks an amendment from creditors that allows an extension to the maturity date on part, or all, of the outstanding loan. Investors usually receive a higher coupon (one-and-a-half to two percentage points is fairly common) plus an amendment fee in exchange for this extension. We believe this should continue to be a major focus for us over the next several years as the market has a large amount of bank debt scheduled to mature in 2013 and 2014.

Another way issuers can reduce maturing bank debt is by issuing senior secured bonds to retire existing loans. Companies have been willing to pay a higher interest rate on new bonds rather than risk being unable to refinance an existing loan in the near future. We have had several of our loan holdings retired at par via this route. The portfolio also has the flexibility to opportunistically invest in senior secured bond issues. We view this as an attractive opportunity because the bond will pay higher interest income for a similar level of risk.

Finally, new issuance has remained robust in recent months, a trend that should continue for the foreseeable future as there is a substantial amount of loans coming due in the next three or four years. Approximately $14 billion of leveraged loan transactions closed in November—the third consecutive month that issuance topped $13 billion. For the year to date through November, new loan volume totaled almost $129 billion, which is more issuance than in the prior two years combined.

Portfolio Review

At the end of the reporting period, the portfolio was nearly 90% invested in securities rated B or higher. After positioning the portfolio somewhat more aggressively in the early months of 2010, we focused on reversing that trend through investments in highly rated new issues. More specifically, in the last six months, we systematically reduced our allocation in the B and lower-quality categories to 47% of the fund from 59%. Concurrently, we increased our exposure in higher-rated credit tiers (BB/B and above) to 50% from 38% of the portfolio.

Our largest industry additions in the last six months were in the health care and services industries. In the health care segment, our largest purchases were Grifols and MultiPlan. We also added to our position in Warner Chilcott, which undertook a public leveraged recapitalization rather than being taken private by a private equity sponsor through a leveraged buyout. Management accomplished this transformation by raising a modest amount of bank debt on its balance sheet. The company was able to remain publicly traded and paid out a large one-time dividend to its shareholders. Warner Chilcott remains a top holding at about 1.6% of the fund. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In the services industry, our largest sector allocation at the end of the period, we added a significant new position in Fidelity National. This leader in banking software for transaction processing also conducted a leveraged recapitalization instead of a leveraged buyout and paid a large special dividend to its shareholders.

In the broadcasting segment, Univision Communications was a strong six-month performer. During the crisis, Univision’s loans traded down to about thirty-four cents on the dollar largely because of the company’s extreme leverage. However, through a combination of turning its business around, refinancing its 2011 bonds, and an equity infusion from Televisa—the company’s biggest content provider—Univision is growing and generating excess free cash flow. We are impressed with how well the company’s management has performed, and we think that Univision could be in a position to do an equity offering within the next two years. The company’s balance sheet is improving on a number of different metrics. Its prospects again look healthy, operating fundamentals are better, broadcasting and advertising trends are rebounding, and management’s acumen has helped the loans recover to almost par value.

Historically, financials have been a relatively small part of our market, but it has increased since the debt crisis unfolded in 2008. Financials have become a significant area of focus for us and a substantial overweight in the portfolio compared with the benchmark. During the credit crisis, we saw significant balance sheet damage across companies in the financial services segment. Although many companies were downgraded to high yield status, we do not believe that is going to be a permanent phenomenon as most of these companies will either be acquired or will migrate back to investment grade.

The portfolio’s largest position is American International Group (AIG). We have substantial positions in its most prominent subsidiary, International Lease Finance Corporation (ILFC), which leases commercial jets. We believe that ILFC is a solid company that could be sold if AIG needed to raise cash. When ILFC did its recent refinancing, we purchased the new issue loans, which were priced at 99% of par, with call protection and a coupon of Libor plus 500 basis points (5%) with a 2% Libor floor. Call protection is something we rarely see in our universe as loans are generally callable at par at any time. We therefore gravitate to loans with call protection because it allows the security to generate capital appreciation above par during that time period.

Like ILFC, CIT is another fallen angel that came into our market because of the disruptions in the credit markets. CIT actually went through the bankruptcy process where it was able to alleviate a substantial amount of its debt burden. We took a position in a CIT loan that was issued post-bankruptcy with a coupon of Libor plus 7.5% and a 2% Libor floor. We earned a 9.5% current yield on that loan until it was refinanced. We also participated in a new CIT loan that has call protection for two years. We believe this is a solid investment in a company that we think represents BB credit risk and is an acquisition candidate.

Thanks to our rigorous credit research, we have been able to minimize our losses. In fact, across our bottom 20 contributors, only seven issuers lost money—the remainder posted flat returns for the reporting period. The only industries that detracted from the fund’s relative results were satellites, autos, and utilities. However, each contributed positively to absolute returns.

Most of our detractors stemmed from credit selection. Fortunately, we were able to identify them early through our credit research and subsequently sold the positions. In the supermarkets segments, for example, we made a poorly timed investment in Great Atlantic & Pacific Tea, the operator of the A&P and Pathmark supermarket chains. While we sold the position in August at a loss, the company filed for bankruptcy in mid-December, and it looks like the recovery value on the loan will be significantly lower than the price at which we sold. The company suffered from competitive pricing pressures and a loss of customers. We made our purchase based on the premise that the company was in the process of successfully restructuring its business, but management made some poor business decisions, which hurt from a pricing and merchandising standpoint.

Among our other detractors, Local Insight and SuperMedia, a pair of yellow pages publishers, lost money during the period. The business models of these companies are deteriorating rapidly. While we sold both positions at a loss, we were able to exit before a significant downside event occurred. For example, Local Insight filed for bankruptcy in November, and in all likelihood the recovery values on the loans will be less than the price at which we sold. The portfolio is significantly underweight in the publishing industry compared with the S&P/LSTA index, which benefited relative results.

Outlook

Our outlook for the loan market is little changed from six months ago. We remain positive on the intermediate- and longer-term prospects for our companies. However, sovereign debt concerns and severe fiscal austerity measures in peripheral European countries could reduce global growth expectations and weigh on market sentiment in the near term.

Despite the short-term risks, there are more positives than negatives within our market. For example, defaults have come down from about 11% and should remain in the 1% to 2% range for the next 12 months. There is ample liquidity, based on new issue activity, and companies are able to borrow at reasonable rates. Fundamentally, revenues and earnings are improving for many of our companies.

We anticipate that rates will start to rise when signs of inflation begin to appear. Rising interest rate expectations could make the loan market the investment vehicle of choice for several years to come. We believe that investors will become much more excited about the asset class when the floating rate feature becomes a bigger part of the returns. The fund should be well positioned when this happens because as rates rise, the coupon reset on loans will provide an increasing income stream for our shareholders. We view floating rate loans as an excellent asset class for diversification, as well as a hedge against inflation in a rising interest rate environment.

We appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Justin T. Gerbereux
Cochairman of the fund’s Investment Advisory Committee

Paul M. Massaro
Cochairman of the fund’s Investment Advisory Committee

December 17, 2010

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of Investing in Floating Rate Loan Funds

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as leveraged loans because the borrowing companies have significantly more debt than equity. In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinanc-ings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

Basis point: One one-hundredth of a percentage point, or 0.01%.

London Interbank Offered Rate (Libor): The interest rate at which banks loan money to each other in the London wholesale market, which is also known as the interbank market.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Weighted average modified duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Floating Rate Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Floating Rate Fund
November 30, 2010 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/10	Value 5/31/10
T. Rowe Price Reserve Investment Fund, 0.26%	¤	¤	$ 104	$ 81,389	$ 33,070
Totals			$ 104	$ 81,389	$ 33,070

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$81,389
Dividend income	104
Interest income	–
Investment income	$ 104
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Floating Rate Fund
November 30, 2010 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Floating Rate Fund
November 30, 2010 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the Institutional Floating Rate Fund original share class, referred to in this report as the Institutional Class, offered since January 31, 2008, and the Institutional Floating Rate Fund – F Class (F Class), offered since August 27, 2010. F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% of average daily net assets for certain defined contribution plans) per year for various shareholder and administrative services they provide to underlying investors. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The F Class pays certain shareholder and administrative expenses in an amount not exceeding 0.15% of the class’s average daily net assets; no such fees were incurred by the F Class during the period ended November 30, 2010. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2010, the fund held foreign exchange derivatives with a fair value of $202,000, included in unrealized gain on forward currency exchange contracts, and $357,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended November 30, 2010, the fund recognized $1,080,000 of realized gain on Foreign Currency Transactions and a $2,098,000 change in unrealized loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 1% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2010, approximately 95% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche) and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments) and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, and TBA purchase commitments (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2010, no collateral had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets, however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2010, collateral pledged by counterparties to the fund consisted of securities valued at $442,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $335,910,000 and $182,865,000, respectively, for the six months ended November 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2010, the fund had $17,449,000 of unused capital loss carryforwards, which expire: $6,699,000 in fiscal 2017 and $10,750,000 in fiscal 2018.

At November 30, 2010, the cost of investments for federal income tax purposes was $998,926,000. Net unrealized gain aggregated $41,964,000 at period-end, of which $44,867,000 related to appreciated investments and $2,903,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2010, approximately 88% of the fund’s outstanding shares were held by T. Rowe Price funds.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 21, 2011